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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2005 (March 20, 2005)

VERILINK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-28562	94-2857548

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11551 E. ARAPAHOE RD., SUITE 150
CENTENNIAL, CO 80112-3833

(Address of principal executive offices/Zip Code)

303.968.3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02 Unregistered Sales of Equity Securities
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Amendment No. 3 to the Rights Agreement
Form of Senior Secured Convertible Note
Form of Senior Secured Convertible Note
Pledge & Security Agreement
Guaranty
Securities Purchase Agreement
Form of Warrant to Purchase Common Stock
Form of Additional Investment Right
Registration Rights Agreement
Voting Agreement
Press Release

INFORMATION TO BE INCLUDED IN THE REPORT

Introductory Note: This Form 8-K/A is filed to amend and supercede the Form 8-K filed on March 21, 2005 in order to add detail concerning the application of anti-dilution adjustments resulting from certain issuances of the common stock of Verilink Corporation.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Private Placement

On March 20, 2005, Verilink Corporation (the “Company”) entered into a Securities Purchase Agreement with the investors identified on the Schedule of Buyers attached thereto, a copy of which is attached hereto as Exhibit 10.19, pursuant to which the Company issued and sold in a private placement an aggregate of $10,000,000 in principal amount of senior secured convertible notes, warrants to purchase up to 830,563 shares of the Company’s common stock, and additional investment rights to purchase up to an aggregate of $5,000,000 in principal amount of additional senior secured convertible notes, forms of which are attached hereto as Exhibits 4.6, 10.20, 10.21 and 4.7, respectively. The private placement closed on March 21, 2005. The notes issued at the closing and issuable upon the exercise of the additional investment rights were or will be, as applicable, initially convertible into an aggregate of 4,983,390 shares of common stock based on an initial conversion price of $3.01 per share. The warrants will be exercisable at any time on or after September 21, 2005 at an exercise price of $3.41 per share and will terminate on March 21, 2010. The conversion price of the notes and the exercise price of the warrants will be subject to weighted average anti-dilution adjustments. The notes may not be converted, and the warrants may not be exercised, into more than 20% of the number of shares or voting power of the Company’s common stock outstanding as of the closing of the financing until such conversion or exercise has been approved by the Company’s stockholders.

The notes bear interest at a rate of six percent per annum payable in arrears for each calendar quarter on the tenth day of the succeeding calendar quarter beginning on July 10, 2005. Additionally, the notes must be repaid in $1,000,000 quarterly installments beginning on July 10, 2005 and ending October 10, 2007. Pursuant to the terms of the notes, the Company will have the option, subject to certain restrictions, to satisfy its interest and installment payment obligations under the notes by the delivery of shares of common stock at a price equal to 90% of the arithmetic average of the weighted average sale price of the common stock for the fifteen consecutive trading days ending on the fourth trading day immediately preceding the applicable interest or amortization payment date. Such issuance of common stock will not result in anti-dilution adjustments to the conversion price of the notes or the exercise price of the warrants. In the event that, as of November 21, 2005, the Company has not obtained stockholder approval of the issuance of the notes, the warrants and the shares of common stock to be issued thereunder and an increase in the Company’s authorized capital of at least 10,000,000 shares of common stock, the Company will be required to make at least 50% of such interest and installment payments made after such date in cash. If, as of the end of each fiscal quarter during the period in which the notes are outstanding, the Company fails to maintain certain minimum working capital requirements, the holders of the notes may require the Company to make an additional installment payment under the notes which shall be, at the option of each holder, such holder’s pro rata portion of one of the following: (1) the difference between (A) the unpaid principal, interest and any late charges then remaining under the notes and (B) 60% of the Company’s working capital amount, as determined in accordance with the terms of the notes, (2) $2,000,000 or (3) such lesser amount if reduced in accordance with the terms of the notes.

Upon an “event of default” (as defined in the notes), the holders of the notes may require the Company to redeem all or any portion of the notes. The redemption amount shall equal the greater of (i) 120% (or 100% in the case of an event of default triggered under certain bankruptcy laws) of the unpaid principal, interest and any late charges then remaining under the notes subject to redemption or (ii) the closing sale price of the Company’s common stock on the trading day immediately prior to the date of the event of default multiplied by the number of shares of common stock issuable upon the conversion of the portion of the notes subject to redemption at the then-effective conversion price.

Under the terms of the Registration Rights Agreement entered into on March 20, 2005 in connection with the private placement, a copy of which is attached hereto as Exhibit 10.22, the Company has filed a Registration Statement (the “Initial Registration Statement”) with the Securities and Exchange Commission to register the shares of its common stock issuable upon the conversion of the notes issued at the closing, the shares of common stock issuable upon exercise of the warrants, the shares of common stock issuable in

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payment of interest obligations under the notes issued at the closing, and any shares of stock of the Company issuable on or in exchange for such shares, which Registration Statement was declared effective by the Securities and Exchange Commission on April 18, 2005. Additionally, following each exercise of the additional investment rights to purchase an aggregate of at least $500,000 in principal amount of the notes issuable thereunder, and upon the exercise of the last of any remaining additional investment rights, the Company is obligated to file a Registration Statement with the Securities and Exchange Commission to register the shares of its common stock issuable upon the conversion of the notes issued in connection with such exercise, plus any shares issued as payment of interest thereon, within 30 days after each such note issuance. Each such additional Registration Statement is required under the agreement to become effective within 90 days following the exercise of each applicable note. In the event that the Company fails to timely register, or maintain the effectiveness of, any Registration Statement in accordance with the terms of the Registration Rights Agreement, the Company shall be required to pay to each holder, on the date on which such failure occurs and each thirty day anniversary thereafter during which such failure is continuing, an amount in cash equal to one percent of the aggregate purchase price of such securities held by the holder included in such Registration Statement (or, in the case of a failure to timely register a sufficient number of shares of common stock under, or to maintain the effectiveness of, an effective Registration Statement, cash equal to one percent of the greater of (i) one-third of the aggregate purchase price of the securities or (ii) the purchase price only of such securities that cannot be sold as a result of such failure).

Pursuant to the terms of the notes, if at any time the “weighted average price” (as defined in the notes) of the Company’s common stock equals or exceeds 200% of the initial conversion price (as adjusted for stock splits, stock dividends, stock combinations and similar transactions) of the notes for each of any twenty consecutive trading days following the one-year anniversary of the effective date of the Initial Registration Statement, and certain other conditions are satisfied, the Company shall have the right to require the holder of each note to convert all (but not less than all) of the unpaid principal, interest and any late charges then remaining under the note plus the discounted present value of any remaining future interest payments under the note into shares of common stock at the then-applicable conversion price of the notes or, at the Company’s option solely with respect to the present value of future interest payments, cash or a combination of common stock and cash.

The Company’s obligations under the notes are secured by a lien on substantially all of the Company’s assets in favor of Portside Growth & Opportunity Fund, as collateral agent for the investors in the private placement, pursuant to the Pledge and Security Agreement entered into on March 21, 2005 by the Company in connection with the private placement, a copy of which is attached hereto as Exhibit 4.8. Additionally, Larscom Incorporated and Verilink Europe Limited, each wholly-owned subsidiaries of the Company, have guaranteed the Company’s obligations under the financing agreements pursuant to the Guaranty entered into on March 21, 2005 by the Company, Portside Growth & Opportunity Fund and such subsidiaries, a copy of which is attached hereto as Exhibit 4.9.

On March 20, 2005, in connection with the private placement, the Company entered into a voting agreement, the form of which is attached hereto as Exhibit 10.23, with each of Leigh S. Belden, a director of the Company and the Company’s President and Chief Executive Officer and Beltech, Inc., a corporation of which Mr. Belden is a Director and President. Pursuant to the terms of the voting agreement, each party has agreed to vote any shares of the Company’s capital stock held by it to, among other things, approve the Company’s issuance of all of the securities issued or issuable in connection with the private placement and approve the increase in the Company’s authorized capital of at least 10,000,000 shares of common stock.

The foregoing is a summary of the terms of the private placement and does not purport to be complete and is qualified in its entirety by reference to the full text of the financing agreements, copies of which are attached hereto and incorporated herein by reference.

Amendment to Rights Plan

In November 2001, the Company entered into a Rights Agreement with Equiserve Trust Company, N.A., the Company’s transfer agent at such time, as amended by the Rights Agent Appointment and Amendment No. 1 to Rights Agreement (appointing American Stock Transfer and Trust Company as rights agent) and the Amendment No. 2 to Rights Agreement (collectively, the “Rights Agreement”). In connection with the private placement, on March 20, 2005, the Company entered into an Amendment No. 3 to Rights Agreement with American Stock

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Transfer and Trust Company, a copy of which is attached hereto as Exhibit 4.2C, to provide that the notes, the warrants and the additional investment rights to be issued in connection with the private placement will not be deemed “beneficially owned” by their holders for the purposes of the Rights Agreement, including the determination of whether or not a person has become an “acquiring person” under the Rights Agreement. Under the Rights Agreement, the Company’s board of directors has express authority to amend the Rights Agreement without stockholder approval, subject to certain limitations.

The foregoing is a summary of the terms of the amendment to the Rights Agreement. Such summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment No. 3 to Rights Agreement, a copy of which is attached hereto and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the closing of the private placement described in “Item 1.01 Entry into a Material Definitive Agreement” above, which is incorporated herein by reference, on March 21, 2005, the Company repaid all amounts outstanding under the revolving line of credit with RBC Centura Bank pursuant to the Loan and Security Agreement, dated as of April 8, 2004, by and between RBC Centura Bank, the Company, V-X Acquisition Company and XEL Communications, Inc., as amended, and terminated the agreement effective upon such repayment. The payment, which was in the aggregate amount of approximately $3,500,000, was made from the proceeds of the private placement.

The borrowings under the line of credit were subject to the availability of certain eligible accounts as defined in the Loan and Security Agreement. The agreement was scheduled to expire in April 2005 and was renewable at the bank’s option. The interest on outstanding borrowings was at a rate of 250 basis points over the 30 day London inter-bank offered rate. All of the Company’s assets, other than property subject to lease and restricted cash, was pledged as collateral securing amounts outstanding under the line of credit.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See “Item 1.01 Entry into a Material Definitive Agreement” above, the contents of which are incorporated herein by reference in their entirety.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On March 20, 2005, the Company entered into an agreement to issue and sell in a private placement an aggregate of $10,000,000 in principal amount of senior secured convertible notes, warrants to purchase up to 830,563 shares of the Company’s common stock, and additional investment rights to purchase up to an aggregate of $5,000,000 in principal amount of additional senior secured convertible notes, as described in “Item 1.01 Entry into a Material Definitive Agreement” above, which is incorporated herein by reference. The closing of the private placement occurred on March 21, 2005.

Kaufman Bros., L.P. acted as the Company’s exclusive placement agent for this transaction and will be paid an aggregate of 6.0% of the aggregate gross proceeds in the financing, or up to $900,000 assuming a total investment of $15,000,000, $600,000 of which has been paid in connection with the closing which occurred on March 21, 2005.

The offering was made only to qualified institutional buyers and institutional accredited investors, as such terms are defined under the Securities Act of 1933, as amended. The notes, the warrants and the additional investment rights issued to the investors have not been registered under the Securities Act of 1933, or any state securities laws. The Company relied on the exemption from the registration requirements of the Securities Act of 1933, as amended, by virtue of Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder. However, the company has

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filed a registration statement for the resale of the shares of common stock issuable upon the conversion or exercise of the securities, as described in “Item 1.01 Entry into a Material Definitive Agreement” above.

Section 8 – Other Events

Item 8.01 Other Events.

Press Release

The press release announcing the private placement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Risk Factors

In light of the private placement, you should carefully consider the following risk factors related to the financing before making any investment decision with respect to the Company. Additional risks of which the Company is not yet aware or that the Company currently thinks are immaterial may also impair its business operations. If any of the events or circumstances described in the following risk factors actually occurs, the Company’s business may suffer, the trading price of its common stock could decline, and you may lose all or part of your investment.

The Company’s indebtedness and debt service obligations may adversely affect its cash flow.

Should the Company be unable to satisfy its interest and installment payment obligations under the notes by the payment of shares of common stock, the Company will be required to pay those obligations in cash. The Company expects to be able to fulfill the these obligations both from cash generated by its operations. If the Company is unable to generate sufficient cash to meet these obligations, it may have to restructure or severally limit its operations.

The Company’s indebtedness could have significant additional negative consequences, including, but not limited to:

•	requiring the dedication of a substantial portion of the Company’s expected cash flow from operations to service the indebtedness, thereby reducing the amount of expected cash flow available for other purposes, including capital expenditures;

•	increasing the Company’s vulnerability to general adverse economic and industry conditions;

•	limiting the Company’s ability to obtain additional financing;

•	limiting the Company’s flexibility to plan for, or react to, changes in its business and the industry in which it competes; and

•	placing the Company at a possible competitive disadvantage to competitors with less debt obligations and competitors that have better access to capital resources.

Issuance of the shares of common stock upon conversion or repayment of senior secured convertible notes, payment of interest, and exercise of warrants will dilute the ownership interest of existing stockholders and could adversely affect the market price of the Company’s common stock.

In connection with the private placement, the Company may issue shares of common stock to the investors (i) upon conversion of some or all of the senior secured convertible notes (including notes issuable upon exercise of the additional investment rights), (ii) in satisfaction of its installment obligations under the notes, in lieu of cash payments, (iii) in satisfaction of its interest obligations under the notes, in lieu of cash payments, and (iv) upon exercise of the warrants. Any of these issuances will dilute the ownership interests of existing stockholders. Any sales in the public market of this common stock could adversely affect prevailing market prices of the common stock. In addition, the existence of these notes and warrants may encourage short selling by market participants.

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The senior secured convertible notes provide that upon the occurrence of various events of default and change of control transactions, the holders would be entitled to require the Company to redeem the notes for cash, which could leave the Company with little or no working capital for operations or capital expenditures.

The senior secured convertible notes allow the holders thereof to require redemption of the notes upon the occurrence of various events of default, such as the termination of trading of the Company’s common stock on the Nasdaq National Market, or specified change of control transactions. In such a situation, the Company may be required to redeem all or part of the notes, including any accrued interest and penalties, within 5 business days after receipt of a demand for such redemption. Some of the events of default include matters over which the Company may have some, little or no control. If an event of default or a change of control occurs, the Company may be unable to pay the full redemption price in cash. Even if it were able to pay the redemption price in cash, any such redemption could leave the Company with little or no working capital for its business. The Company has not established a sinking fund for payment of its obligations under the notes, nor does it anticipate doing so.

If the Company cannot obtain the required stockholder approval to issue common stock in satisfaction of its interest and installment obligations under the senior secured convertible notes, it must satisfy at least 50% of these obligations in cash.

Stockholder approval will be required for the Company to make certain interest and installment payments under the senior secured convertible notes with shares of common stock. In the event that stockholder approval is not obtained, the Company will be required to make at least 50% of such interest and installment payments in cash. Any such payments could leave the Company with insufficient working capital for its business.

Executive Officers

The Company has eliminated the position of Vice President, Human Resources and accordingly Betsy Mosgrove has departed the Company. Todd Westbrook, Vice President, Operations, resigned effective as of April 1, 2005.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

4.2C	Amendment No. 3 to the Rights Agreement dated as of March 20, 2005 by and between the Company and American Stock Transfer & Trust Company.

4.6	Form of Senior Secured Convertible Note.

4.7	Form of Senior Secured Convertible Note issuable upon the exercise of the Additional Investment Rights.

4.8	Pledge and Security Agreement dated as of March 20, 2005 by and among the Company, Larscom Incorporated, Verilink Europe Limited and Portside Growth & Opportunity Fund, as collateral agent.

4.9	Guaranty dated as of March 20, 2005 by and among the Company, Larscom Incorporated, Verilink Europe Limited and Portside Growth & Opportunity Fund, as collateral agent.

10.19	Securities Purchase Agreement dated as of March 20, 2005 by and among the Company and the investors identified on the Schedule of Buyers attached thereto.

10.20	Form of Warrant to Purchase Common Stock.

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10.21	Form of Additional Investment Right.

10.22	Registration Rights Agreement dated as of March 20, 2005 by and among the Company and the Buyers set forth in the signature pages thereto.

10.23	Voting Agreement dated as of March 20, 2005 entered into with each of Leigh S. Belden and Beltech, Inc.

99.1	Press Release dated March 21, 2005 entitled “Verilink Corporation Closes $10 Million Financing.”

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated April 19, 2005

VERILINK CORPORATION

	By:	/s/ Timothy R. Anderson

Timothy R. Anderson
	Its:	Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
4.2C	Amendment No. 3 to the Rights Agreement dated as of March 20, 2005 by and between the Company and American Stock Transfer & Trust Company.

4.6	Form of Senior Secured Convertible Note.

4.7	Form of Senior Secured Convertible Note issuable upon the exercise of the Additional Investment Rights.

4.8	Pledge and Security Agreement dated as of March 20, 2005 by and among the Company, Larscom Incorporated, Verilink Europe Limited and Portside Growth & Opportunity Fund, as collateral agent.

4.9	Guaranty dated as of March 20, 2005 by and among the Company, Larscom Incorporated, Verilink Europe Limited and Portside Growth & Opportunity Fund, as collateral agent.

10.19	Securities Purchase Agreement dated as of March 20, 2005 by and among the Company and the investors identified on the Schedule of Buyers attached thereto.

10.20	Form of Warrant to Purchase Common Stock.

10.21	Form of Additional Investment Right.

10.22	Registration Rights Agreement dated as of March 20, 2005 by and among the Company and the Buyers set forth in the signature pages thereto.

10.23	Voting Agreement dated as of March 20, 2005 entered into with each of Leigh S. Belden and Beltech, Inc.

99.1	Press Release dated March 21, 2005 entitled “Verilink Corporation Closes $10 Million Financing.”